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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  August 24, 2000
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(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
               (formerly known as NationsLink Funding Corporation)
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             (Exact name of registrant as specified in its charter)

         Delaware                  333-66805                     56-1950039
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     (State or Other              (Commission                 (I.R.S. Employer
     Jurisdiction of              File Number)               Identification No.)
      Incorporation)



Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC  28255
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                (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400



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ITEM 5.  OTHER EVENTS.

         The Registrant has changed its name from "NationsLink Funding Corporation" to "Banc of America Commercial Mortgage Inc." The Amendment to the Registrant's Certificate of Incorporation included as an exhibit to this Form 8-K amends the Certificate of Incorporation filed by it as Exhibit 3.1 to its Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99     Amendment to Certificate of Incorporation reflecting Name Change.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                        By:  /s/  James E. Naumann
                                             -----------------------------------
                                             Name:  James E. Naumann
                                             Title: Senior Vice President

Date:  August 31, 2000




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                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.           Description                                          Page
--------------        -----------                                          ----

99 Amendment to Certificate of Incorporation reflecting Name Change